CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      I, Arie Hinkis, President and Chief Financial Officer of Voice Diary Inc, certify that this quarterly report on Form 10QSB of Voice Diary Inc. and the financial statements contained herein fully comply with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this periodic report fairly presents, in all material respects, the financial condition and results of operations of the company.

Dated: May 24, 2004
                                           /s/ Arie Hinkis
                                           -------------------------------------
                                           Arie Hinkis
                                           President and Chief Financial Officer